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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): JANUARY 1, 2002



                           PATTERSON-UTI ENERGY, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                     0-22664                     75-2504748
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)



           4510 LAMESA HIGHWAY
              SNYDER, TEXAS                                          79549
(Address of Principal Executive Offices)                           (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (915) 574-6300


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




================================================================================

ITEM 5. OTHER EVENTS.

     Effective January 1, 2002, Patterson-UTI Energy, Inc. (the "Company") adopted Statement of Financial Accounting Standards 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"). SFAS No. 142 requires that the Company cease amortization of all intangible assets having indefinite useful economic lives. Such assets, including goodwill, are not to be amortized until their lives are determined to be finite. Intangible assets with an indefinite useful life should be tested for impairment annually or on an interim basis to determine whether events or circumstances indicate that the fair value of the asset has decreased below its carrying value.

     Other intangible assets include covenants-not-to-compete and other agreements. All of our intangible assets, having definite lives, are being amortized on a straight-line basis over their estimated useful lives. The following information related to goodwill and other intangible assets is being provided in accordance with SFAS No. 142 (in thousands):

                                                                                       DECEMBER 31,
                                                                             -----------------------------
                                                                               2001                 2000
                                                                             --------             --------
              Goodwill.....................................................  $ 69,860             $ 69,860
              Accumulated amortization.....................................   (19,661)             (14,996)
                                                                             ---------            --------
              Goodwill, net................................................    50,199               54,864
                                                                             ---------            --------

              Covenants-not-to-compete and other...........................   $ 3,635             $  3,202
              Accumulated amortization.....................................    (2,200)              (1,693)
                                                                             ---------            --------
              Other intangible assets, net.................................     1,435                1,509
                                                                             ---------            --------
              Total goodwill and intangible assets, net....................  $ 51,634             $ 56,373
                                                                             ========             ========

     Change in the net carrying amount of goodwill for the years ended December 31, 2001 and 2000 are as follows (in thousands):

                                                                              DRILLING &
                                                           DRILLING        COMPLETION FLUIDS         TOTAL
                                                         ----------        -----------------      --------
              Balance at December 31, 1999...............  $ 47,819           $ 11,714            $ 59,533
                   Changes to goodwill...................    (3,779)              (890)             (4,669)
                                                           --------           --------            --------
              Balance at December 31, 2000...............  $ 44,040           $ 10,824            $ 54,864
                   Changes to goodwill...................    (3,775)              (890)             (4,665)
                                                           --------           --------            --------
              Balance at December 31, 2001...............  $ 40,265           $  9,934            $ 50,199
                                                           ========           ========            ========

     Amortization expense consists of the following (in thousands):

                                                                    TWELVE MONTHS ENDED DECEMBER 31,
                                                              ------------------------------------------------
                                                                 2001              2000                 1999
                                                              --------           --------             --------
              Goodwill...................................     $  4,665           $  4,669             $  4,669
              Covenants-not-to-compete and other.........          507              1,065                1,087
                                                              --------           --------             --------
                                                              $  5,172           $  5,734             $  5,756
                                                              ========           =========            ========

     Had SFAS No. 142 been in effect prior to January 1, 2002, the Company's reported net income (loss) and net income (loss) per share would have been as follows (in thousands, except per share amounts):

                                                                          TWELVE MONTHS ENDED DECEMBER 31,
                                                                     ---------------------------------------
                                                                         2001          2000          1999
                                                                     -----------   ----------     ----------
     Net income (loss):
     Reported ...................................................... $   164,162   $   37,226     $ (11,737)
     Goodwill amortization .........................................       4,665        4,669         4,669
                                                                     -----------   ----------     ---------
     Adjusted ...................................................... $   168,827   $   41,895     $  (7,068)
                                                                     ===========   ==========     =========
     Basic net income (loss) per common share:
     Reported ...................................................... $      2.15   $     0.52     $   (0.18)
     Effect of goodwill amortization ...............................        0.06         0.07          0.07
                                                                     -----------   ----------     ---------
     Adjusted ...................................................... $      2.21   $     0.59     $   (0.11)
                                                                     ===========   ==========     =========

     Diluted net income (loss) per common share:
     Reported ...................................................... $      2.07   $     0.50     $   (0.18)
     Effect of goodwill amortization ...............................        0.06         0.06          0.07
                                                                     -----------   ----------     ---------
     Adjusted ...................................................... $      2.13   $     0.56     $   (0.11)
                                                                     ===========   ==========     =========


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PATTERSON-UTI ENERGY, INC.



Dated:  June 13, 2002                  By:    /s/ Cloyce A. Talbott
                                          ------------------------------------
                                                  Cloyce A. Talbott
                                               Chief Executive Officer